SUR AMERICAN GOLD CORPORATION

NOTICE

AND

INFORMATION CIRCULAR

FOR THE SPECIAL AND ANNUAL GENERAL MEETING
OF SHAREHOLDERS

To be Held at:

2nd Floor Board Room
510 Burrard St.
Vancouver, British Columbia
V6C 3B9

on June 28, 2002, at 10:00 a.m.

April 16, 2002

SUR AMERICAN GOLD CORPORATION
P.O. Box 16023, 1199 Lynn Valley Road
North Vancouver, British Columbia
V7J 3H2
Ph (604) 904 8956

NOTICE OF SPECIAL AND ANNUAL GENERAL
MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF SUR AMERICAN GOLD CORPORATION

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the Shareholders of Sur American Gold Corporation (the "Corporation") will be held at the 2nd Floor Board Room, 510 Burrard St., Vancouver, British Columbia,V6C 3B9 at 10:00 a.m., June 28, 2001 (Vancouver time) for the purpose of:

1.
Receiving and considering the audited financial statements of the Corporation dated December 31, 2001 and the auditor's report thereon, a copy of which is attached to the President's Report which accompanies this Information Circular;

2.	Electing directors as described in the Information Circular;
3.	Appointing auditors for the ensuing year and authorizing the Board of Directors to fix the remuneration to be paid to the auditors;
4.
Approving a resolution authorizing further equity issues of up to100% of the issued and outstanding shares of the Corporation prior to the next annual meeting of Corporation, the structure and the pricing of which will be at the discretion of the Board of Directors, provided such issuances are conducted in full compliance with all pertinent regulatory provisions;

5.	Approving a resolution authorizing the restatement of the Corporation’s Articles;
6.	Transacting such other business as may be properly brought before the Meeting or any adjournment thereof.

PROXIES ARE BEING SOLICITED BY THE MANAGEMENT OF THE CORPORATION. SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND TO MAIL IT TO OR DEPOSIT IT WITH THE CORPORATION C/O COMPUTERSHARE TRUST COMPANY OF CANADA, 600, 530 - 8TH AVE. S.W. CALGARY, ALBERTA T2P 3S8. IN ORDER TO BE VALID AND ACTED UPON AT THE MEETING, FORMS OF PROXY MUST BE RETURNED TO EITHER OF THE AFORESAID ADDRESSES NOT LESS THAN 24 HOURS, EXCLUDING SATURDAYS AND HOLIDAYS, BEFORE THE TIME SET FOR THE HOLDING OF THE MEETING OR ANY ADJOURNMENT THEREOF.

IN ORDER TO BE EFFECTIVE, FORMS OF PROXY MUST BE RETURNED TO THE AFORESAID ADDRESS NOT LESS THAN 48 HOURS BEFORE THE TIME SET FOR THE HOLDING OF THE MEETING OR ANY ADJOURNMENT THEREOF.

PURSUANT TO THE CANADA BUSINESS CORPORATIONS ACT, A RECORD DATE FOR THE MEETING HAS BEEN SET FOR MAY 14, 2001, AND ONLY SHAREHOLDERS OF RECORD ON THE RECORD DATE ARE ENTITLED TO RECEIVE NOTICE OF AND TO VOTE AT THE MEETING UNLESS AFTER THAT DATE A SHAREHOLDER OF RECORD TRANSFERS HIS OR HER SHARES AND THE TRANSFEREE, UPON PRODUCING PROPERLY ENDORSED CERTIFICATES EVIDENCING SUCH SHARES OR OTHERWISE ESTABLISHING THAT HE OR SHE OWNS SUCH SHARES, REQUESTS AT ANY TIME NOT LATER THAN TEN (10) DAYS PRIOR TO THE MEETING THAT THE TRANSFEREE'S NAME BE INCLUDED ON THE LIST OF SHAREHOLDERS ENTITLED TO VOTE, IN WHICH CASE SUCH TRANSFEREE IS ENTITLED TO VOTE SUCH SHARES AT THE MEETING.

IN ACCORDANCE WITH NATIONAL POLICY NO. 41, ARRANGEMENTS HAVE BEEN MADE WITH BROKERAGE HOUSES AND OTHER INTERMEDIARIES, CLEARING AGENCIES, CUSTODIANS, NOMINEES AND FIDUCIARIES TO FORWARD

SOLICITATION MATERIALS TO THE BENEFICIAL OWNERS OF THE COMMON SHARES HELD OF RECORD BY SUCH PERSONS AND THE CORPORATION MAY REIMBURSE SUCH PERSONS FOR REASONABLE FEES AND DISBURSEMENTS INCURRED BY THEM IN DOING SO.

DATED at the District of North Vancouver, in the Province of British Columbia, this 16th day of April , 2002.

BY ORDER OF THE BOARD OF DIRECTORS

     “Signed”
John Rennie Blair, President

- ii -

DIVIDEND RECORD AND POLICY	16

CONFLICTS OF INTEREST	16

AUDITOR, TRANSFER AGENT AND REGISTRAR	17

FINANCIAL STATEMENTS	17

FURTHER INFORMATION	17

CERTIFICATE	18

- iii -

THE CANADIAN VENTURE EXCHANGE HAS NOT IN ANYWAY PASSED UPON THE MERITS OF THE INFORMATION HEREIN AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

SUR AMERICAN GOLD CORPORATION
P.O. Box 16023, 1199 Lynn Valley Road
North Vancouver, British Columbia
V7J 3H2
Ph (604) 904 8956

INFORMATION CIRCULAR

SPECIAL AND ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF SUR AMERICAN GOLD CORPORATION
TO BE HELD ON JUNE 28, 2002.

MANAGEMENT SOLICITATION OF PROXIES

         This Information Circular is furnished in connection with the solicitation of proxies by the management of Sur American Gold Corporation (the "Corporation") for use at the Special and Annual General Meeting of Shareholders of the Corporation (the "Meeting") to be held at the 2nd Floor Board Room, 510 Burrard St. Vancouver, British Columbia,V6C 3B9 on June 28, 2001, at the hour of 10:00 a.m. in the forenoon (Vancouver time), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. Although it is expected that the solicitation of proxies will be primarily by mail, proxies may be solicited personally or by telephone by directors, officers or employees of the Corporation. The cost of any such solicitation will be borne by the Corporation.

SHAREHOLDERS ELIGIBLE TO VOTE AT THE MEETING

         The Corporation has established a record date of May 10, 2002 (the "Record Date") for persons entitled to receive notice of and to vote at the Meeting, and only shareholders of record as of the Record Date are entitled to receive notice of and to vote their shares of record at the Meeting unless after that date a shareholder of record transfers his or her shares and the transferee, upon producing properly endorsed share certificates or otherwise establishing ownership of the shares, requests at least ten (10) days prior to the Meeting, that he or she be entitled to vote such shares at the Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

         The persons named in the enclosed instrument of proxy are officers and directors of the Corporation. A shareholder submitting a proxy shall have the right to appoint a person to represent him at the meeting other than the person designated in the form of proxy furnished by the corporation. To exercise this right, the shareholder may insert the name of the desired representative, who need not be a shareholder, in the blank space provided in the proxy and strike out the other names.

         The completed proxy must be deposited with Computershare Trust Company of Canada, 4th Floor, 510 Burrard St. Vancouver, British Columbia, V6C 3B9 at least 24 hours prior to the time of the Meeting, excluding Saturdays and holidays, or with the Chairperson of the Meeting at the Meeting, or any adjournment thereof.

         The form of proxy must be executed by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized.

         An instrument of proxy may be revoked by the person giving it at any time prior to the exercise thereof. If a person who has given a proxy attends personally at the Meeting, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited either with Computershare Trust Company of Canada, 4th Floor 510 Burrard St. Vancouver British Columbia V6C 3B9, or with the persons designated in the form of proxy on the last business day preceding the day of the Meeting or any adjournment thereof at which the proxy is to be used, or with the Chairperson of the Meeting at the Meeting, or adjournment thereof, and upon either of such deposits, the proxy is revoked.

ADVICE TO BENEFICIAL SHAREHOLDERS

         Shareholders who do not hold their shares in their own name (referred to herein as “Beneficial Shareholders”) are advised that only proxies from shareholders of record can be recognized and voted upon at the meeting. Beneficial shareholders who complete and return an instrument of proxy must indicate thereon the person (usually a brokerage house) who holds their shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The instrument of proxy supplies to beneficial shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the beneficial shareholder.

         If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in such shareholder’s name on the records of the Corporation. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities), which company acts as a nominee for many Canadian brokerage firms). Common Shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers/nominees are prohibited from voting shares for their clients. The directors and officers of the Corporation do not know for whose benefit the Common Shares registered in the name of CDS & Co. are held.

         Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. Often the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided by the Corporation to the registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation (“IICC”). IICC typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to IICC. IICC then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy with an IICC sticker on it cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to IICC well in advance of the Meeting in order to have the Common Shares voted. All references to shareholders in this Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise.

         All references to shareholders in this Management Information Circular and the accompanying instrument of proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise.

EXERCISE OF DISCRETION BY PROXY HOLDER

         The shares represented by the proxy will be voted in favour of or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and if the shareholder specifies a choice with respect to any matter to be acted on, the shares shall be voted accordingly. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOUR OF THE MATTERS SET OUT HEREIN. The enclosed form of proxy confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.

         At the time of the printing of this Information Circular, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. If any such matter or if any amendments to or variations of the matters identified in the Notice of Meeting should properly come before the Meeting, proxies received pursuant to this solicitation will be voted on such matters, amendments or variations in accordance with the best judgment of the persons voting the proxy.

THE CORPORATION

         The Corporation was incorporated under the Companies Act by Letters Patent dated August 2, 1929 as Winnipeg River Tin Mines Limited. On March 28, 1967, the Corporation's name was changed pursuant to Supplementary Letters Patent to Spacemaster Minerals Ltd. On May 8, 1968, the share capital of the Corporation was increased pursuant to Supplementary Letters Patent. On September 30, 1969, the Corporation was extra-provincially registered in British Columbia under section 286(1) of the Company Act of British Columbia. On September 30, 1974, the Corporation's name changed to Spacemaster Resources Limited by filing Supplementary Letters Patent. The Corporation was continued under the Canada Business Corporations Act by the filing of Articles of Continuance dated November 4, 1977. On April 9, 1986, the Corporation was extra-provincially registered in Alberta as Spacemaster Resources Limited. On September 26, 1988, the name of the Corporation was changed to Exmoor Oil & Gas Corporation under the provisions of the Canada Business Corporations Act by the filing of Articles of Amendment. On June 22, 1989, a Certificate of Amendment was issued by Alberta Corporate Registry reflecting the name change. On January 22, 1990, the Corporation consolidated its issued and outstanding Common Shares on a 2 for 1 basis, such action being taken in connection with the acquisition by the Corporation of all the issued and outstanding shares of Koala Kreme Inc. in exchange for an aggregate 8,200,000 Common Shares together with options to purchase a further 1,000,000 Common Shares under the provisions of the Canada Business Corporations Act by the filing of Articles of Amendment. On November 9, 1990, a Certificate of Amendment was issued by Alberta Corporate Registry reflecting the name change to Koala Kreme Inc.

         The Corporation originally became a reporting issuer in Alberta by receipt for a final Prospectus pursuant to section 117 of the Securities Act (Alberta). The Corporation commenced trading on The Alberta Stock Exchange (the "ASE") on February 16, 1990. On December 9, 1993, the shares of the Corporation were delisted from the ASE for failure to maintain continued listing requirements. By order dated July 8, 1993 (the "CTO"), the Alberta Securities Commission (the "ASC") ordered that trading in the Corporation's securities cease until further order or until the order is revoked, for failure to file financial statements for the year ended December 31, 1992 and the first quarter interim unaudited financial statements for the period ended March 31, 1993.

         On or about June 3, 1994, agreements were entered into whereby, subject to all relevant regulatory approvals being obtained, a change in control would occur and new management would be approved.

         On March 29, 1995, a Certificate of Amendment was issued by Consumer and Corporate Affairs Canada wherein the Articles of the Corporation were amended by consolidating all the shares of the Corporation on the basis that each six shares became one share. On February 16, 1995, a Certificate of Amendment was issued by Consumer and Corporate Affairs Canada wherein the Articles of the Corporation were amended to change the name from Koala Kreme Inc. to Sur American Gold Corporation.

         On May 31, 1995, the Corporation made an application to the ASE to relist its common shares and submitted to the ASE, an application for listing and supporting documents including a geological report prepared in accordance with National Policy 2-A standards relating to the mineral claims described herein.

         Between August of 1995 and April of 1996, 616695 Alberta Ltd. (the "Private Company") was active in pursuing further mining properties, responding to the ASE deficiencies and attending to various reorganization matters. The Corporation’s recommenced trading on the ASE on February 18, 1997.

         The head office of the Corporation is located at P.O. Box 16023, 1199 Lynn Valley Road, North Vancouver, British Columbia, V7J 3H2.

NATURE OF BUSINESS

         The principal business of the Corporation is the acquisition, exploration and development of mineral resource properties in North and South America.

VOTING SHARES, DESCRIPTION OF SHARE CAPITAL AND PRINCIPAL HOLDERS THEREOF

         The authorized capital of the Corporation is comprised of an unlimited number of Common Shares without nominal or par value. Each holder of a Common Share is entitled to receive notice of, and to attend all meetings of Shareholders of the Corporation and at all such meetings is entitled to one vote in respect of each Common Share held. As at the date hereof, the Corporation has outstanding 24,501,063 Common Shares without nominal or par value, carrying the right to one vote per share, 450,000 Common Shares reserved for issuance pursuant to the exercise of options granted. There are now no shares held in escrow. Only registered holders of Common Shares on the Record Date are entitled to receive notice of and to vote the Common Shares held by them, either in person or by proxy, at the Meeting or any adjournment(s) thereof, on the basis of one (1) vote for each Common Share held, unless after that date a shareholder of record has transferred the ownership of any of such shares, and the transferee produces properly endorsed share certificates or otherwise establishes ownership of the shares and requests, at least ten (10) days prior to the Meeting, that he or she be entitled to vote such shares at the Meeting.

         The By-Laws of the Corporation provide that a quorum of Shareholders is present at a Meeting of Shareholders, irrespective of the number of persons actually present at the Meeting, if the holders of five percent (5%) of the shares entitled to vote at the Meeting are present in person or represented by proxy.

         To the knowledge of the directors and senior officers of the Corporation, as of the date hereof, the only persons who beneficially own, directly or indirectly, Common Shares carrying more than 10% of the voting rights of the outstanding Common Shares of the Corporation are:

Name	Type of Ownership	Number and Percentage of Common Shares
John Rennie Blair President and Director Vancouver, British Columbia	Direct	3,954,491 16.14%
Alicia Nicholson Secretary and Director Vancouver, British Columbia	Direct	2,228,057 9.09%

CAPITALIZATION

Authorized Capital	Amount Authorized	Outstanding as at the date Hereof (1)
Common Shares	Unlimited	24,501,063 shares

Notes:

(1)	This table assumes that no further stock options nor warrants will have been exercised.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

1.	Compensation of Executive Officers
          The Corporation has two executive officers (John Rennie Blair,the Chief Executive Officer and President and Alicia Nicholson, Secretary). The following is the aggregate cash compensation accrued and payable to the executive officers by the Corporation for services rendered for the year 2001. Both Mr. Blair and Ms Nicholson have employment contracts with the corporation for salaries outlined below. Neither Mr Blair nor Ms Nicholson have received any cash compensation from the Corporation since 1998. Periodically both Mr. Blair and Ms Nicholson have made applications to the CDNX to receive shares of the corporation in lieu of cash compensation.

Name & Position	Year	Salary & Consulting	Stock Options

John Rennie Blair, Chief	2001	$150,000	100,000@$0.25
Executive Officer and
President

Alicia Nicholson, Secretary	2001	$114,000	100,000@$0.25

2.	Compensation of Directors
         The aggregate cash compensation paid to directors by the Corporation for services rendered in their capacities as directors for the year 2001 was Nil. See “Stock Options” for the option held by the directors.

3.	Stock Options
         A total of ten percent (10%) of the Corporation's Common Shares outstanding from time to time are reserved for the issuance of stock options pursuant to the Corporation's incentive Stock Option Plan which has been approved by the Shareholders of the Corporation. The Stock Option Plan provides that the terms of the option and the option price shall be fixed by the directors subject to the price restrictions imposed by The Canadian Venture Exchange. Stock options granted may be for a maximum term of five (5) years.

         During the fiscal period ended December 31, 2001, the Corporation granted no stock options to its officers, directors and employees. Details of the stock options currently issued and outstanding to officers, directors, employees, and those providing services to the Corporation are as follows:

Name of Optionee	Number of Options	Exercise price	Expiry Date
J. Rennie Blair	100,000	$0.25	September 7, 2004
Alicia Nicholson	100,000	$0.25	September 7, 2004
Morris Beattie	50,000	$1.80	October 1, 2002
Jerry Blackwell	50,000	$1.80	October 1, 2002
Morris Beattie	50,000	$0.25	September 7, 2004
Terry Nicholson	50,000	$0.25	September 7, 2004
Jerry Blackwell	50,000	$0.25	September 7, 2004

4.	Other Compensation
The Corporation has not paid any additional compensation to its directors and officers, acting in such capacities, for the fiscal period ended December 31, 2001.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

          No director or senior officer of the Corporation has been, or is, as of the date hereof, indebted to the Corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          Other than as set forth in this Information Circular, the management of the Corporation is not aware of any material interest, direct or indirect, of any director, proposed director, officer or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

          Other than as set forth in this Information Circular, the management of the Corporation is not aware of any material interest, direct or indirect, of any insider of the Corporation, any nominee for election as a director of the Corporation or any associate or affiliate of any such person in any transaction, or in any proposed transaction, that has materially affected or would materially affect the Corporation.

DIRECTORS, OFFICERS, MANAGEMENT AND KEY PERSONNEL

          The information contained in this section is provided by the respective management and personnel described herein.

		Number
		of	Number
Name and		Common	of Stock
Municipality of		Shares	Options	Occupation During Last Five Years
Resident	Office Held	Held	Held

J. Rennie Blair Vancouver, British Columbia	Director, Chief Executive Officer and President since 1994	3,954,491	100,000
Currently, President and Chief Executive Officer of the Corporation, Director and President/Chief Executive Officer of Kookaburra Resources Ltd. from 1990-1994 and from 1995 to 1996. President and Chief Executive Officer of New Guinea Gold Corporation, 1996. Director Peruvian Gold 1993-1995. All positions were based in Vancouver, B.C.

Alicia Nicholson Vancouver, British Columbia	Director and Secretary since 1994	2,228,057	100,000
Currently Vice President Finance, Chief Financial Officer and Director of the Corporation. Secretary and Chief Financial Officer of New Guinea Gold Corporation in 1996. Accounting Manager with Kookaburra Resources Ltd. (1993 - 1994). Accountant with Denison Mines Ltd. and International Corona (1982 - 1992). All positions were based in Vancouver, B.C.

Morris Beattie Vancouver, British Columbia	Director since May 1, 1997	Nil	100,000	Consulting metallurgist since 1972.

Jerry Blackwell Lions Bay, British Columbia	Director since July 25, 1997	10,000	100,000	Currently President and Chief Executive Officer of Gitennes Explorations Inc. since 1994. Geological Consultant until 1994.

PROMOTERS

          Alicia Nicholson and John Rennie Blair may be considered to be the promoters of the Corporation in that they took the initiative in reorganizing the Corporation.

PARTICULARS OF MATTERS TO BE ACTED ON

          To the knowledge of the Corporation's directors, the only matters to be brought before the Meeting are those set forth in the accompanying Notice of Meeting relating to receiving the financial statements, electing directors, appointing an auditor, approving of additional equity issuances, the restatement of the Corporation’s Articles and the extension of the warrants expiry date and amendment of exercise price. It is the intention of the management designees, if named as proxy, to vote for the approval of all of the foregoing.

1.	Financial Statements and Auditors Report
The audited financial statements of the Corporation dated December 31, 2001 will be received and given consideration at the Meeting.

2.	Election of Directors
The Board of Directors presently consists of four, all of whom are elected annually.

         IT IS PROPOSED THAT THE PERSONS BELOW WILL BE NOMINATED AT THE MEETING. IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, TO VOTE FOR THE ELECTION OF SAID PERSONS TO THE BOARD OF DIRECTORS. MANAGEMENT DOES NOT CONTEMPLATE THAT ANY SUCH NOMINEES WILL BE UNABLE TO SERVE AS DIRECTORS. HOWEVER, IF FOR ANY REASON ANY OF THE PROPOSED NOMINEES DO NOT STAND FOR ELECTION OR ARE UNABLE TO SERVE AS SUCH, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, RESERVE THE RIGHT TO VOTE FOR ANY OTHER NOMINEE IN THEIR SOLE DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING ON THE ELECTION OF DIRECTORS.

         Each director elected will hold office until the next annual general meeting of shareholders or until his or her successor is elected or appointed pursuant to the By-Laws of the Corporation.

         The following table indicates the names of the nominees for directors, the date each such person first became a director, the principal occupation of each such person during the last five (5) years and the number of shares of the Corporation beneficially owned or controlled (either directly or indirectly) by each such person as at the date of this Information Circular. The information contained in this table as to number of shares of the Corporation beneficially owned or controlled, directly or indirectly, is based upon information furnished to the Corporation by the respective nominees. The board of directors is required to appoint an audit committee, the proposed members of which are also indicated in the following table.

Name, Residence and Position in Corporation	Present Occupation and Position during the Last Five (5) Years	Director Since	Number of Common Shares Held	Number of Stock Options Held
J. Rennie Blair Vancouver, B.C. President & CEO	Currently, President and Chief Executive Officer of the Corporation, Director and President/Chief Executive Officer of Kookaburra Resources Ltd. from 1990-1994 and from 1995 to 1996. President and Chief Executive Officer of New Guinea Gold Corporation 1996. All positions were based in Vancouver, B.C.	1994	3,954,491	100,000
Alicia Nicholson(1) Vancouver, B.C. Vice President Finance, Secretary, Chief Financial Officer and Director	Currently Vice President Finance, Chief Financial Officer and Director of the Corporation. Secretary and Chief Financial Officer of New Guinea Gold Corporation in 1996. Accounting Manager with Kookaburra Resources Ltd. (1993 - 1994). Accountant with Denison Mines Ltd. and International Corona (1982 - 1992). All positions were based in Vancouver, B.C.	1994	2,228,057	100,000
Morris Beattie(1) Vancouver, B.C.	Consulting Metallurgist since 1972.	1997	Nil	100,000
Jerry Blackwell(1) Lions Bay, B.C.	Currently President and Chief Executive Officer of Gitennes Explorations Inc. since 1994. Geological Consultant until 1994.	1997	10,000	100,000

Note: (1) Member of Audit Committee.

3.	Appointment of Auditors
         At the Meeting, the shareholders will be asked to appoint D&H Group Chartered Accountants the Corporation’s auditors for the 2002 fiscal year and to serve until the close of the next annual meeting of shareholders of the Corporation, and to authorize the directors to fix their remuneration.

         Unless otherwise specified, the persons named in the enclosed form of proxy will vote for the appointment of D&H Group Chartered Accountants, Vancouver, British Columbia, as auditors of the Corporation to hold office until the next annual meeting of shareholders or until their successors are appointed and to authorize the directors to fix their remuneration.

         ALL PROXIES RECEIVED BY MANAGEMENT WILL BE VOTED IN FAVOUR OF THE ELECTION OF D&H GROUP CHARTERED ACCOUNTANTS, VANCOUVER, BRITISH COLUMBIA, AS AUDITORS FOR THE ENSUING YEAR UNLESS THE PROXIES ARE DIRECTED TO BE WITHHELD ON THE VOTING FOR AUDITORS.

4.	Further Equity Issuances
         Management of the Corporation has determined that it is in the best interest of the Corporation to retain flexibility for the Corporation in the raising of equity for working capital, to finance development activities and/or acquisitions by way of further equity issuances, if necessary. The CDNX has advised that it will accept advance approval by the shareholders of the Corporation in anticipation of private placements that may exceed the CDNX’s 25% rule, providing such placements are completed within 12 months of the date such advance shareholder approval is given. By providing the advance approval, shareholders would only be satisfying the shareholder approval requirement of the CDNX rules. Each private placement would still remain subject to regulatory approval, including approval of the CDNX.

It is anticipated that a portion of the securities issued pursuant to the Private Placements may be issued to directors, officers and other insiders of the Corporation.

Any future private placements proceeded with by the Corporation under the advance approval being sought at the Meeting will be subject to the following additional restrictions:

a)	it cannot result in a change of control of the Corporation;
b)	it cannot exceed 100% of the Corporation’s issued and outstanding securities;
c)	it must be completed within a twelve (12) month period following the date the advance shareholder approval is given; and
d)
it must comply with the private placement pricing rules of the CDNX, which currently require that the price per security must not be lower than the closing market price of the security on the CDNX on the trading day prior to the date notice of private placement is given to the CDNX (the “Market Price” less the applicable discount, as follows:

Market Price Maximum Discount
$0.50 or less 25%
$0.51 - $ 1.00 20%
$1.01 - $ 2.00 18%
$2.01 - $ 5.00 15%
over $ 5.00 10%

         The directors of the Corporation believe the passing of this ordinary resolution is in the best interest of the Corporation and recommend that shareholders vote in favour of the resolution.

         The text of the ordinary resolution to be considered at the meeting approving the private placements will be substantially as follows:

“BE IT RESOLVED as an ordinary resolution that:
1.
the Corporation is authorized to issue, at any time or times during the 12 month period following the date of this Meeting, such number of Common Shares or securities convertible or exercisable into Common Shares as the Board of Directors may determine, but in any event such number of Common Shares issued or issuable upon exercise or conversion of securities convertible or exercisable into Common Shares shall not exceed the number of Common Shares outstanding at the time of issue, subject always to the obtaining of all necessary regulatory approvals from time to time.

2.
Any one director or officer of the Corporation be and is hereby authorized to take for, on behalf of, and in the name of the Corporation, all necessary steps and proceedings to execute, deliver and file any and all documents, and to do such acts and things that may be necessary or desirable to give effect to the provisions of this resolution.”

         Such additional equity issuances may be undertaken pursuant to private placements, utilizing exemptions available pursuant to securities legislation and/or by an offering to the public by prospectus. Pursuant to The Canadian Venture Exchange Policies and Procedures (the “CDNX Rules”) the aggregate number of securities which are issued, whether in the form of common shares, warrants, or other convertible securities issuable by the Corporation, shall not exceed 25% of the outstanding securities of an issuer. However, the CDNX may consider a request by a listed company to exceed the 25% limit an may in certain circumstances require shareholder approval.

         The method, structure, and pricing of such equity issuances shall be determined in the sole discretion of the Board of Directors, provided such discretion is in full compliance with all pertinent regulatory provisions and legislation. This matter does not normally require shareholder approval, but is being sought in order to comply with the policies and provisions of The Canadian Venture Exchange.

         The shareholders of the Corporation should also be advised that such issuances may well exceed 25% of the Corporation’s current outstanding shares. In approving such issuances, management of the Corporation will exercise its discretion in the best interests of the Corporation in order to fulfill the minimum listing requirement of The Canadian Venture Exchange, as well as to meet the Corporation’s requirements for cash flow to sustain growth.

5.	Restatement of the Corporation’s Articles
         In January 1998, the offices of the registrar of Corporations for Alberta ceased providing filing services in connection with filings under the Business Corporations Act (Alberta). Those services must now be obtained through a private sector filing service. In addition, filings will now be done electronically rather than by the traditional paper filings. To accommodate this new system, corporations subject to the Business Corporations Act (Alberta) are required to restate their articles. A restatement merely consolidates in one document, the original articles and the amendments made to them from time to time. A restatement of articles does not change any of the provisions of the articles. To comply with this new system, the Meeting will be asked to consider and, if thought fit, approve the restatement of Articles of the Corporation in accordance with Section 174 of the Business Corporations Act (Alberta).

         The following is the special resolution to be submitted to the shareholders in relation to restating the Articles of the Corporation, which special resolution must be passed by a majority of not less than two-thirds of the votes cast by the shareholders who vote in respect of the special resolution.

         “BE IT RESOLVED as a special resolution that the Articles of the Corporation be restated under section 174 of the Business Corporations Act (Alberta).”

LEGAL PROCEEDINGS

         The Corporation, to the best of its knowledge, does not have any lawsuit or action pending or threatened against it or its assets.

DIVIDEND RECORD AND POLICY

         The Corporation has not paid any dividends to date and does not intend to pay dividends in the foreseeable future.

CONFLICTS OF INTEREST

         There are potential conflicts of interest to which some of the directors and officers of the Corporation will be subject in connection with the operations of the Corporation. Some of the directors and officers are engaged and will continue to be engaged in the search for business prospects, and situations may arise where some of the directors and officers will be in direct competition with the Corporation. Conflicts, if any, will be subject to the procedures and remedies under the applicable legislation.

AUDITOR, TRANSFER AGENT AND REGISTRAR

         Computershare Trust Company of Canada (formerly Montreal Trust Company of Canada) is the Transfer Agent and Registrar for the Common Shares at its principal office in Vancouver,at 510 Burrard St., Vancouver, British Columbia, V6C 3B9

         The auditor of the Corporation since May 2001 is D&H Group Chartered Accountants, Vancouver, British Columbia..

FINANCIAL STATEMENTS

         The audited financial statements of the Corporation dated December 31 for the fiscal period ended 2001 attached to the President's Report which accompanies this Information Circular, will be given consideration at the Meeting.

FURTHER INFORMATION

         Shareholders requiring further information may contact John Rennie Blair, President, at (604) 904 8956 or write to P.O. Box 16023, 1199 Lynn Valley Road, North Vancouver, British Columbia, V7J 3H2.

CERTIFICATE

         The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made. The foregoing constitutes full, true and plain disclosure of all material facts relating to the particular matters to be acted by the security holders.

         DATED at the District of North Vancouver, in the Province of British Columbia, this 16 day of April, 2002.

“Signed”	“Signed”
John Rennie Blair, President	Alicia Nicholson, Director

ON BEHALF OF THE BOARD

“Signed”	“Signed”
Morris Beattie, Director	Jerry Blackwell, Director

         It is an offence under the Securities Act and Regulations for a person or company to make a statement in a document required to be filed or furnished under the Act or the Regulations that, at the time and in the light of the circumstances under which it is made, is a misrepresentation.

SUPPLEMENTARY MAIL LIST

RETURN CARD

NOTE:	If you wish to be included in the Supplementary Mailing List of Sur American Gold Corporation in order to receive its interim financial statements, please complete and return this card.

TO:	Sur American Gold Corporation P.O Box 16023, 1199 Lynn Valley Road, North Vancouver V7J 3H2

         The undersigned certifies that the undersigned is the owner of securities of Sur American Gold Corporation and requests that the undersigned be placed on the Supplementary Mailing List of Sur American Gold Corporation for its interim financial statements.

Dated ________________________________________	_______________________________________________
NAME

_______________________________________________
ADDRESS

_______________________________________________
SIGNATURE

_______________________________________________
NAME AND TITLE OF PERSON
SIGNING IF DIFFERENT FROM NAME
ABOVE.

SUR AMERICAN GOLD CORPORATION
P.O. Box 16023, 1199 Lynn Valley Road
North Vancouver, British Columbia
V7J 3H2
(604) 904 8956

INSTRUMENT OF PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT AND WILL BE USED AT THE SPECIAL AND ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON June 28, 2002.

         The undersigned shareholder of Sur American Gold Corporation (the "Corporation"), or his attorney authorized in writing, hereby nominates, constitutes and appoints John Rennie Blair, the President and a director of the Corporation, or failing him, Alicia Nicholson, the secretary and a director of the Corporation, or in the place and stead of the foregoing, ______________________________________, as a true and lawful attorney and proxy of the undersigned with full power and substitution to attend, and vote in respect of all shares held by the undersigned at the Special and Annual General Meeting of the Shareholders of the Corporation to be held at 10:00 a.m. (Vancouver time) (the "Meeting") and any adjournment(s) thereof, unless and until the undersigned is present in person at the Meeting or any adjournment(s) thereof, and without limiting the general authorization and power herein given, to vote on behalf of the undersigned in the following manner, OF IF NO CHOICE IS SPECIFIED, THEN THE VOTE WILL BE IN FAVOUR OF THE RESOLUTION:

1. FOR [  ] or WITHHOLD FROM VOTING [  ] in respect of the election of directors as described in the Information Circular dated April 16, 2002;

2. FOR [  ] or WITHHOLD FROM VOTING [  ] The appointment of D&H Group Chartered Accountants, as auditors of the Corporation, and authorizing the directors to fix the auditors' remuneration as described in the Information Circular of the Corporation datedApril 16, 2002;

3. FOR [  ] or AGAINST [  ] in respect of authorizing further equity issuances, the method, structure and pricing of which will be in the discretion of the Board of Directors, provided such issuances are conducted in full compliance with all pertinent regulatory provisions as described in the Information Circular of the Corporation datedApril 16, 2002;

4. FOR [  ] or AGAINST [  ] in respect of a resolution authorizing the restatement of the Corporation’s Articles as described in the Information Circular of the Corporation dated April 16, 2002.

Upon any amendment or variation of the above matters or any other matters properly brought before the Meeting or any adjournment(s) thereof in such manner as such proxyholder in his sole discretion may determine.

I revoke any former proxy previously given.

DATED this ______________ day of __________________, 2002.

________________________________
Signature of shareholder or his or her attorney
authorized in writing

PLEASE PRINT:
Name: ______________________________________________

Number of Shares Held: ________________________________

NOTES:

1.	If the shareholder is a company or a corporation, this Instrument of Proxy should be under its corporate seal and executed by an officer or attorney thereof duly authorized.

2.
A shareholder has the right to appoint a proxy holder (who need not be a shareholder) to attend and act for him or her on his or her behalf at the Meeting other than the persons designated above. To exercise this right, the shareholder may insert the name of the desired person in the blank space provided above and strike out the other names or may complete another appropriate proxy and in either case, should deliver the completed proxy , in accordance with the provisions set out in the Information Circular.